FOR IMMEDIATE RELEASE
Contact:  Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

Churchill Downs Incorporated Names William C. Carstanjen
Chief Executive Officer

Robert L. Evans to Continue as Chairman of the Board of Directors and
Continue Full-Time Involvement in Leadership of Company

William E. Mudd Named President and Chief Financial Officer

LOUISVILLE, Ky. (August 28, 2014) - The board of directors of Churchill Downs Incorporated (NASDAQ: CHDN) (CDI or Company) named William C. Carstanjen as the Company’s 12th Chief Executive Officer (CEO), a position held by Robert L. Evans since August 2006. Carstanjen has been the Company’s President and Chief Operating Officer since March 2011.

Evans will continue as Chairman of the Board of Directors and will continue his full-time, daily involvement in the leadership of the Company focusing on strategy, acquisitions, senior management selection and development, technology initiatives, legislative initiatives, and the iconic Kentucky Oaks and Kentucky Derby events.

Over his career, Carstanjen, 46, spent five-and-a-half years as an attorney at Cravath, Swaine & Moore in New York and five years at General Electric Company (GE) in Connecticut. Since joining CDI in July 2005, Carstanjen has served as the Company’s general counsel and chief development officer (2005-2008), as Chief Operating Officer (2008-2011) and, most recently, as President & Chief Operating Officer. He has led CDI’s diversification strategy into online wagering on thoroughbred racing via TwinSpires.com, including the acquisitions of Youbet.com, AmericaTab, and Bloodstock Research Information Systems (BRIS); the growth of the Kentucky Oaks and Kentucky Derby events; and into regional casino gaming.

“I am deeply honored to have the opportunity to lead Churchill Downs,” said Carstanjen. “Over the last several years we have transformed Churchill Downs into a diversified growth company while continuing to strengthen and invest in our traditional horse racing business. Today, CDI is better positioned strategically and operationally, and is stronger financially and organizationally, than perhaps at any time in its 140-year history. I’m excited about our terrific team and the future of our racing, gaming and online businesses and new businesses we may yet enter.”

In addition, William E. Mudd has been promoted to President and Chief Financial Officer (CFO). Mudd has served as the Company’s Executive Vice President and CFO since joining CDI in October 2007. Mudd will be responsible for operations at the Company’s race tracks and gaming properties, except for Churchill Downs Racetrack, and for all finance activities, corporate-level communications and investor relations. He will report to Bill Carstanjen.

Prior to joining CDI, Mudd, 43, spent 15 years at GE in multiple businesses inside and outside the U.S. Since joining the Company, Mudd has been responsible for all of CDI’s financial activities, managing the Company’s capital structure, leading CDI’s information technology group (2007-2011), and, since 2011, leading the Company’s business development activities.

“Having worked in finance for most of my career, I appreciate this opportunity to expand my experience in the operations area,” said Mudd. “The vast majority of our employees are at our tracks and casinos and I look forward to working with them to continue CDI’s success.”

“CDI’s future is exciting and I look forward to continuing to work with these outstanding leaders,” said Evans. “We operate under a collaborative senior leadership model and have frequently changed our organizational structure to allow our executives to develop experience in new areas. This approach has served us well, enabling us to diversify and grow the Company.”

Evans continued, “In Bill Carstanjen and Bill Mudd we have two proven senior executives who are well known by our major shareholders and who can continue to profitably grow the Company and deliver exceptional returns to our shareholders.”

Evans, Carstanjen and Mudd will assume their new roles beginning today.

Official biographies for the Executive Management Team can be found HERE.
Photos can be found attached.

About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, owns a racetrack and casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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